UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 29, 2024

BMO 2024-5C3 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002006440)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Citi Real Estate Funding Inc.

(Central Index Key number 0001701238)

Societe Generale Financial Corporation

(Central Index Key number 0001755531)

Starwood Mortgage Capital LLC

(Central Index Key number 0001548405)

German American Capital Corporation

(Central Index Key number 0001541294)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

UBS AG

(Central Index Key number 0001685185)

Greystone Commercial Mortgage Capital LLC

(Central Index Key number 0001931347)

Zions Bancorporation, N.A.

(Central Index Key number 0000109380)

LMF Commercial, LLC

(Central Index Key number 0001592182)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-10	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)
Depositor’s telephone number, including area code	(212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On January 25, 2024, BMO Capital Markets Corp. (“BMO Capital Markets”), Citigroup Global Markets Inc. (“CGMI”), SG Americas Securities, LLC (“SGAS”), Deutsche Bank Securities Inc. (“DBSI”), Goldman Sachs & Co. LLC (“GS&Co.”), UBS Securities LLC (“UBS Securities”), Academy Securities, Inc. (“Academy”), Bancroft Capital, LLC (“Bancroft”) and Drexel Hamilton, LLC (“Drexel” and, together in such capacity with BMO Capital Markets, CGMI, SGAS, DBSI, GS&Co., UBS Securities and Academy, the “Underwriters”) entered into an agreement with BMO Commercial Mortgage Securities LLC (the “Depositor”), dated January 25, 2024 (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on or about February 14, 2024 (the “Closing Date”). The Public Certificates are expected to have an aggregate initial principal amount of $809,593,000.

The Depositor also entered into an agreement to sell the Private Certificates, having an aggregate initial principal amount of $72,797,719, to BMO Capital Markets, CGMI, SGAS, DBSI, GS&Co., UBS Securities, Academy, Bancroft and Drexel (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of January 25, 2024 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On or about the Closing Date, the Depositor is expected to cause the issuance of the BMO 2024-5C3 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2024-5C3 (the “Certificates”) and the Uncertificated VRR Interest, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2024, (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-D, Class D, Class E, Class F-RR, Class G-RR, Class J-RR and Class R Certificates (collectively, the “Private Certificates”) and (iii) the Class VRR Certificates.

BMO Capital, CGMI, SGAS, DBSI, GS&Co. and UBS Securities are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated January 22, 2024, and by the Prospectus, dated January 25, 2024 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale.

The Certificates and the Uncertificated VRR Interest represent, in the aggregate, the entire beneficial ownership in the BMO 2024-5C3 Mortgage Trust (the “Issuing Entity”), a common law trust fund to be formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 37 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on various types of commercial, multifamily and/or manufactured housing community properties. The Mortgage Loans are expected to be acquired by the Depositor from (i) Bank of Montreal (“BMO”), pursuant to a Mortgage Loan Purchase Agreement dated as of February 1, 2024 (the “BMO Mortgage Loan Purchase Agreement”), between the Depositor and BMO, (ii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement dated as of February 1,

2024 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (iii) Societe Generale Financial Corporation (“SGFC”), pursuant to a Mortgage Loan Purchase Agreement dated as of February 1, 2024 (the “SGFC Mortgage Loan Purchase Agreement”), between the Depositor and SGFC, (iv) Starwood Mortgage Capital, LLC, pursuant to a Mortgage Loan Purchase Agreement dated as of February 1, 2024 (the “SMC Mortgage Loan Purchase Agreement”) between the Depositor and SMC, (v) German American Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of February 1, 2024 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (vi) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement dated as of February 1, 2024 (the “GSMC Mortgage Loan Purchase Agreement), (vii) UBS AG (“UBS AG”), pursuant to a Mortgage Loan Purchase Agreement dated as of February 1, 2024 (the “UBS AG Mortgage Loan Purchase Agreement”), between the Depositor and UBS AG, (viii) Greystone Commercial Mortgage Capital LLC (“GCMC”), pursuant to a Mortgage Loan Purchase Agreement dated as of February 1, 2024 (the “GCMC Mortgage Loan Purchase Agreement”), between the Depositor and GCMC, (ix) Zions Bancorporation, N.A. (“ZBNA”), pursuant to a Mortgage Loan Purchase Agreement dated as of February 1, 2024 (the “ZBNA Mortgage Loan Purchase Agreement”), between the Depositor and ZBNA, and (x) LMF Commercial, LLC (“LMF”), pursuant to a Mortgage Loan Purchase Agreement dated as of February 1, 2024 (the “LMF Mortgage Loan Purchase Agreement” and, together with the BMO Mortgage Loan Purchase Agreement, the CREFI Mortgage Loan Purchase Agreement, the SGFC Mortgage Loan Purchase Agreement, the SMC Mortgage Loan Purchase Agreement, the GACC Mortgage Loan Purchase Agreement, the GSMC Mortgage Loan Purchase Agreement, the UBS AG Mortgage Loan Purchase Agreement, the GCMC Mortgage Loan Purchase Agreement, the ZBNA Mortgage Loan Purchase Agreement and the LMF Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and LMF. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8, 99.9 and 99.10 respectively.

The assets of the Issuing Entity are expected to include several Mortgage Loans which are part of a Whole Loan as described in the Prospectus. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as identified in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, an “Outside Servicing Agreement”). Each such Outside Servicing Agreement is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the applicable Whole Loans under such Outside Servicing Agreement, see “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Whole Loan (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Outside Servicing Agreement (if any)
Tysons Corner Center	4.7	4.2
Elmwood Shopping Center	4.8	–
Galleria at Tyler	4.9	4.3
33 West State Street and 50 East State Street	4.10	–
Piazza Alta	4.11	4.4
333 South Spruce Street	4.12	4.3
Crescent Center	4.13	–
Staten Island Mall	4.14	–
Garden State Plaza	4.15	4.5
OPI Portfolio	4.16	–
DoubleTree by Hilton Hotel Orlando at SeaWorld	4.17	4.3
Bala Plaza Portfolio	4.18	4.6

Further information regarding the sale of the Public Certificates is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated January 25, 2024. The related registration statement (file no. 333-255934) was originally declared effective on June 23, 2021. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	TYSN 2023-CRNR TSA
Exhibit 4.3	Benchmark 2024-V5 PSA
Exhibit 4.4	BMO 2023-5C2 PSA
Exhibit 4.5	NJ Trust 2023-GSP TSA

Exhibit 4.6	Benchmark 2023-B40 PSA
Exhibit 4.7	Tysons Corner Center Co-Lender Agreement
Exhibit 4.8	Elmwood Shopping Center Co-Lender Agreement
Exhibit 4.9	Galleria at Tyler Co-Lender Agreement
Exhibit 4.10	33 West State Street and 50 East State Street Co-Lender Agreement
Exhibit 4.11	Piazza Alta Co-Lender Agreement
Exhibit 4.12	333 South Spruce Street Co-Lender Agreement
Exhibit 4.13	Crescent Center Co-Lender Agreement
Exhibit 4.14	Staten Island Mall Co-Lender Agreement
Exhibit 4.15	Garden State Plaza Co-Lender Agreement
Exhibit 4.16	OPI Portfolio Co-Lender Agreement
Exhibit 4.17	DoubleTree by Hilton Hotel Orlando at SeaWorld Co-Lender Agreement
Exhibit 4.18	Bala Plaza Portfolio Co-Lender Agreement
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated January 25, 2024, which such certification is dated January 25, 2024
Exhibit 99.1	BMO Mortgage Loan Purchase Agreement
Exhibit 99.2	CREFI Mortgage Loan Purchase Agreement
Exhibit 99.3	SGFC Mortgage Loan Purchase Agreement
Exhibit 99.4	SMC Mortgage Loan Purchase Agreement
Exhibit 99.5	GACC Mortgage Loan Purchase Agreement
Exhibit 99.6	GSMC Mortgage Loan Purchase Agreement
Exhibit 99.7	UBS AG Mortgage Loan Purchase Agreement
Exhibit 99.8	GCMC Mortgage Loan Purchase Agreement
Exhibit 99.9	ZBNA Mortgage Loan Purchase Agreement
Exhibit 99.10	LMF Mortgage Loan Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2024	BMO COMMERCIAL MORTGAGE SECURITIES LLC
	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: Chief Executive Officer

BMO 2024-5C3 – Form 8-K